SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 25, 1996

                Date of Earliest Event Reported: October 8, 1996



                        Houlihan's Restaurant Group, Inc.

             (Exact name of registrant as specified in its charter)

                                    Delaware

         (State or other jurisdiction of incorporation or organization)

                  33-66392                             43-0913506

           (Commission File Number)         (I.R.S. Employer Identification No.)

             Two Brush Creek Boulevard, Kansas City, Missouri 64112

           (Address of principal executive office, including zip code)

                                 (816) 756-2200

              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS

         On October 8, 1996, Zapata Corporation ("Zapata") terminated the Agreement and Plan of Merger (the "Merger Agreement") dated as of June 5, 1996, as amended and restated as of August 21, 1996, by and among Zapata, Zapata Acquisition Corp. and Houlihan's Restaurant Group, Inc. relating to Zapata's proposed acquisition of Houlihan's for a combination of cash and stock valued at $8.00 per share. The termination was pursuant to the terms of the Merger Agreement. [The termination follows the decision of the Delaware Chancery Court that a vote of 80% of the Zapata stockholders would be required to approve the merger.]



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                           The Exhibit  listed in the Index to Exhibits is filed
                  as part of this Current Report on Form 8-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HOULIHAN'S RESTAURANT GROUP, INC.


                                               By:     /s/ William W. Moreton
                                                  ------------------------------
                                                  William W. Moreton
                                                  Executive Vice President/Chief
                                                  Financial  Officer  (Principal
                                                  Financial  and  Accounting
                                                  Officer)

Date:  October 25, 1996


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                                  EXHIBIT INDEX


Exhibit No.                                     Description of Exhibit

99 Text of press release issued by Houlihan's Restaurant Group, Inc. on October 9, 1996